EXHIBIT 10.51

Sterling Construction Company, Inc.
(Formerly known as Oakhurst Company, Inc.)

1998 Stock Option Plan

Stock Option Agreement

Grantee:

Grant Date:

Option Shares:

Option Price Per Share:

Date All Shares are Exercisable:

Last Day to Exercise Option:

This Option Agreement is dated as of the Grant Date set forth above and is made between Sterling Construction Company, Inc. (formerly, Oakhurst Company, Inc.) and you,_______________, and evidences the Company’s grant to you of a stock option (the “Option”) to purchase the number of Option Shares of the Company’s Common Stock ($0.01 par value per share) set forth above at the Option Price Per Share set forth above pursuant to the terms and conditions of this Option Agreement and the option plan noted above (the “Plan”). To the extent permissible under applicable tax laws and regulations, this Option is intended to be an Incentive Stock Option as defined in Section 422 of the Internal Revenue Code of 1986, as amended, and any regulations thereunder.

A copy of the Plan is furnished to you with this Agreement unless you have already been given one. An additional copy may be obtained on request to the Secretary of the Company.

The terms of the Plan and any rules and regulations of the Board of Directors of the Company or of any committee of the Board of Directors that administers the Plan are incorporated in this Agreement as if fully set forth in it. In the case of any ambiguity or any conflict between the terms in this Option Agreement and the Plan, the provisions of the Plan shall govern:

1.	Exercisability.

(a)	The Option Shares shall become exercisable in three (3) substantially equal installments as follows:

Option Shares from and after
Option Shares from and after
Option Shares from and after

(b)	You may purchase any one or more of the Option Shares that become exercisable on a given date from that date through and including the Last Day to Exercise Option, set forth above, unless this Option is sooner terminated as provided herein or in the Plan.

2.	Exercises. For an exercise to be effective, the Company must receive from you:

(a)	A written notice signed by you stating the Option Grant Date and the number of Option Shares you wish to purchase; and

Stock Option Agreement ( ) Dated — Page 2

(b)	Payment for the Option Shares either (i) by personal, cashier’s or certified check; or (ii) by the surrender of shares of the Company’s Common Stock that have a fair market value (as defined in the Plan) on the date of exercise equal to the purchase price of the Option Shares being purchased, or a combination of both, all according to the rules and regulations relating to the Plan.

3.	Issuance of Option Shares.

(a)	You will have no rights as a shareholder of the Company with respect to any Option Shares purchased under this Option until a certificate representing such shares has been issued and delivered to you.

(b)	The Company will not be obligated to deliver a certificate for any Option Shares unless —

(i)	Provision acceptable to the Company has been made for the payment of any federal, state and local taxes that are due or that are required to be withheld by the Company because of the purchase of the Option Shares; and

(ii)	There has been compliance with all federal and state laws and regulations, in particular, the Securities Act of 1933 and the Securities Exchange Act of 1934 and the regulations promulgated under those acts, that the Company deems applicable, and all other legal matters in connection with the issuance and delivery of the Option Shares have been approved by the Company’s counsel.

4.	Transferability. This Option may not be assigned or transferred except (a) to immediate family members (as defined in the Option Plan); or (b) by your will or according to the laws of descent and distribution in the absence of a will.

5.	Termination of Employment.

(a)	Except in the event of your death or disability, this Option will terminate 90 days after your employment terminates.

(b)	If your employment terminates by reason of your death, this Option may be exercised, to the extent then exercisable, by your estate, personal representative or beneficiary at any time prior to the earlier of the specified expiration date or one year from the date of your death. If your employment terminates by reason of your disability, you may exercise this Option to the extent of the number of shares then exercisable at any time prior to the earlier of the specified expiration date or one year from the date of the termination of your employment.

6.	Not an Employment Agreement. Nothing in this Option Agreement shall in any way affect your right to resign from the Company’s employ or the Company’s right to terminate your employment.

7.	Adjustments. As more fully described in the Plan, the number and kind of shares issuable under this Option and the Option Price Per Share will be adjusted to account for any reorganization, merger, recapitalization, or the like that affects the Company’s shares.

Stock Option Agreement ( ) Dated — Page 2

In Witness Whereof, the parties have executed this Option Agreement as of the Grant Date set forth above.

Sterling Construction Company, Inc.	Grantee

By:

Patrick T. Manning
Chairman & Chief Executive Officer

Stock Option Agreement ( ) Dated — Page 2

Sterling Construction Company, Inc.
(Formerly known as Oakhurst Company, Inc.)

1998 Stock Option Plan

Stock Option Agreement

Grantee:

Grant Date:

Option Shares:

Option Price Per Share:

Date All Shares are Exercisable:

Last Day to Exercise Option:

This Option Agreement is dated as of the Grant Date set forth above and is made between Sterling Construction Company, Inc. (formerly, Oakhurst Company, Inc.) and you,__________, and evidences the Company’s grant to you of a stock option (the “Option”) to purchase the number of Option Shares of the Company’s Common Stock ($0.01 par value per share) set forth above at the Option Price Per Share set forth above pursuant to the terms and conditions of this Option Agreement and the option plan noted above (the “Plan”). To the extent permissible under applicable tax laws and regulations, this Option is intended to be an Incentive Stock Option as defined in Section 422 of the Internal Revenue Code of 1986, as amended, and any regulations thereunder.

A copy of the Plan is furnished to you with this Agreement unless you have already been given one. An additional copy may be obtained on request to the Secretary of the Company.

The terms of the Plan and any rules and regulations of the Board of Directors of the Company or of any committee of the Board of Directors that administers the Plan are incorporated in this Agreement as if fully set forth in it. In the case of any ambiguity or any conflict between the terms in this Option Agreement and the Plan, the provisions of the Plan shall govern:

8.	Exercisability.

(a)	The Option Shares shall become exercisable in three (3) substantially equal installments as follows:

Option Shares from and after
Option Shares from and after
Option Shares from and after

(b)	You may purchase any one or more of the Option Shares that become exercisable on a given date from that date through and including the Last Day to Exercise Option, set forth above, unless this Option is sooner terminated as provided herein or in the Plan.

9.	Exercises. For an exercise to be effective, the Company must receive from you:

(a)	A written notice signed by you stating the Option Grant Date and the number of Option Shares you wish to purchase; and

Stock Option Agreement ( ) Dated — Page 2

(b)	Payment for the Option Shares either (i) by personal, cashier’s or certified check; or (ii) by the surrender of shares of the Company’s Common Stock that have a fair market value (as defined in the Plan) on the date of exercise equal to the purchase price of the Option Shares being purchased, or a combination of both, all according to the rules and regulations relating to the Plan.

10.	Issuance of Option Shares.

(a)	You will have no rights as a shareholder of the Company with respect to any Option Shares purchased under this Option until a certificate representing such shares has been issued and delivered to you.

(b)	The Company will not be obligated to deliver a certificate for any Option Shares unless —

(i)	Provision acceptable to the Company has been made for the payment of any federal, state and local taxes that are due or that are required to be withheld by the Company because of the purchase of the Option Shares; and

(ii)	There has been compliance with all federal and state laws and regulations, in particular, the Securities Act of 1933 and the Securities Exchange Act of 1934 and the regulations promulgated under those acts, that the Company deems applicable, and all other legal matters in connection with the issuance and delivery of the Option Shares have been approved by the Company’s counsel.

11.	Transferability. This Option may not be assigned or transferred except (a) to immediate family members (as defined in the Option Plan); or (b) by your will or according to the laws of descent and distribution in the absence of a will.

12.	Termination of Employment.

(a)	Except in the event of your death or disability, this Option will terminate 90 days after your employment terminates.

(b)	If your employment terminates by reason of your death, this Option may be exercised, to the extent then exercisable, by your estate, personal representative or beneficiary at any time prior to the earlier of the specified expiration date or one year from the date of your death. If your employment terminates by reason of your disability, you may exercise this Option to the extent of the number of shares then exercisable at any time prior to the earlier of the specified expiration date or one year from the date of the termination of your employment.

13.	Not an Employment Agreement. Nothing in this Option Agreement shall in any way affect your right to resign from the Company’s employ or the Company’s right to terminate your employment.

14.	Adjustments. As more fully described in the Plan, the number and kind of shares issuable under this Option and the Option Price Per Share will be adjusted to account for any reorganization, merger, recapitalization, or the like that affects the Company’s shares.

Stock Option Agreement ( ) Dated — Page 2

In Witness Whereof, the parties have executed this Option Agreement as of the Grant Date set forth above.

Sterling Construction Company, Inc.	Grantee

By:

Patrick T. Manning
Chairman & Chief Executive Officer